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                                                          EXHIBIT 10.13

                                                          Form of Bylaws


                                    BYLAWS

                                      of

                      BOSTON PROPERTIES MANAGEMENT, INC.



                                   ARTICLE I

                                 STOCKHOLDERS

    Section 1. ANNUAL MEETING. The Annual Meeting of Stockholders shall be held each year at the place, date and time determined by the Board of Directors. The purposes for which the annual meeting is to be held, in addition to those prescribed by law, by the Certificate of Incorporation or by these Bylaws, may be specified by the Board of Directors or the President. If no annual meeting has been held on the date as determined above, a special meeting in lieu thereof may be held, and such special meeting shall have, for the purposes of these Bylaws or otherwise, all the force and effect of an annual meeting.

    Section 2. SPECIAL MEETINGS. Special meetings of the stockholders may be called at any time by the President or the Board of Directors.

    Section 3. NOTICE OF MEETINGS. A written notice stating the place, date and hour of the Annual Meeting of Stockholders shall be given by the Secretary (or other person authorized by these Bylaws or by law) not less than ten (10), nor more than sixty (60), days before the meeting to each stockholder entitled to vote thereat, and to each stockholder who, under the Certificate of Incorporation or under these Bylaws, is entitled to such notice, by delivering such notice to him or her or by mailing it, postage prepaid, and addressed to such stockholder at such stockholder's address as it appears in the records of the Corporation. Notice need not be given to a stockholder if a written waiver of notice is executed before or after the meeting by such stockholder, if communication with such stockholder is unlawful, or if such stockholder attends the meeting in question, unless such attendance was for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened.

    Notice of Special Meetings shall be given in the same manner as provided for Annual Meetings, except that the written notice of Special Meetings shall state clearly and briefly the purpose or purposes for which the meeting is called.
Only such purposes shall be considered or dealt with at Special Meetings.
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    Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in the written waiver of notice.

    If a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at the meeting at which the adjournment is taken, except that if the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

    Section 4. QUORUM. The holders of a majority in interest of all stock issued, outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders. Any meeting may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present.

    Section 5. VOTING AND PROXIES. Stockholders shall have one vote for each share of stock entitled to vote owned by them of record according to the books of the Corporation unless otherwise provided by law or by the Certificate of Incorporation. Stockholders may vote either in person or by written proxy, but no proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. Proxies shall be filed with the Secretary of the meeting, or of any adjournment thereof. Except as otherwise limited therein, proxies shall entitle the persons authorized thereby to vote at any adjournment of such meeting. A proxy purporting to be executed by, or on behalf of, a stockholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger.

    Section 6. ACTION AT MEETING. When a quorum is present, any matter before the meeting shall be decided by vote of the holders of a majority of the shares of stock voting on such matter except where a larger vote is required by law, by the Certificate of Incorporation or by these Bylaws. Any election of Directors by stockholders shall be determined by a plurality of the votes cast, except where a larger vote is required by law, by the Certificate of Incorporation or by these Bylaws. No ballot shall be required for any election. The Corporation shall not directly or indirectly vote any share of its own stock; PROVIDED, HOWEVER, that the Corporation may vote shares which it holds in a fiduciary capacity to the extent permitted by law.

    Section 7. ACTION WITHOUT A MEETING. Any action required or permitted by law to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding common stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all
shares entitled to vote thereon were present and voted.   Prompt notice of the
taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

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    Section 8.  STOCKHOLDERS LISTS.  The Secretary (or the Corporation's
transfer agent or other person authorized by these Bylaws or by law) shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.


                                   ARTICLE II

                                   DIRECTORS

    Section 1. POWERS. The business of the Corporation shall be managed by or under the direction of a Board of Directors that may exercise all the powers of the Corporation except as otherwise provided by law, by the Certificate of Incorporation or by these Bylaws. In the event of a vacancy in the Board of Directors, the remaining Directors, except as otherwise provided by law, may exercise the powers of the full Board until the vacancy is filled.

    Section 2. NUMBER; ELECTION AND QUALIFICATION. The number of Directors shall be not less than one nor more than nine (9) and shall initially be _______. At the first Annual Meeting of Stockholders and at each Annual Meeting thereafter, or by a consent in lieu thereof, the stockholders shall fix the number of Directors, and shall elect not more than the number so designated. No Director need be a stockholder.

    Section 3. VACANCIES; REDUCTION OF BOARD. Any vacancy in the Board of Directors, however occurring, including a vacancy resulting from the enlargement of the Board of Directors, may be filled by the stockholders or by the Directors then in office or by a sole remaining Director. In lieu of filling any such vacancy the stockholders or Board of Directors may reduce the number of Directors, but not to a number less than the minimum number required by Section 2 of this Article II. When one or more Directors shall resign from the Board of Directors, effective at a future date, a majority of the Directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

    Section 4. ENLARGEMENT OF THE BOARD. The Board of Directors may be enlarged by the stockholders at any meeting or by the vote of a majority of the Directors then in office.

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    Section 5.  TENURE.  Except as otherwise provided by law, by the Certificate of Incorporation or by these Bylaws, Directors shall hold office for one year or until their successors are elected and qualified or until their earlier resignation or removal. Any Director may resign by delivering his or her written resignation to the Corporation. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

    Section 6. REMOVAL. A Director may be removed from office with or without cause by vote of the holders of a majority of the shares of stock entitled to vote in the election of Directors.

    Section 7. MEETINGS. The regular Annual Meeting of the Board of Directors shall be held immediately after the close of the Annual Meeting of Stockholders or at such other date and time as the Board of Directors may determine. No notice shall be required for this meeting if held following the Annual Meeting of Stockholders. Other regular meetings of the Board of Directors may be held without notice at such time, date and place as the Board of Directors may from time to time determine. Special meetings of the Board of Directors may be called, orally or in writing, by the President designating the time, date and place thereof. Any matter of business which may properly come before the Board of Directors may be transacted at either a regular or special meeting thereof. Directors may participate in meetings of the Board of Directors by means of conference telephone or similar communications equipment by means of which all Directors participating in the meeting can hear each other, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting.

    Section 8. NOTICE OF MEETINGS. Notice of the time, date and place of all special meetings, and, if required, of the regular Annual Meeting, of the Board of Directors shall be given to each Director by the Secretary or Assistant Secretary, or in case of the death, absence, incapacity or refusal of such persons, by the President. Notice shall be given to each Director in person or by telephone or by telegram sent to his or her business or home address at least twenty-four (24) hours in advance of the meeting, or by written notice mailed to his or her business or home address at least forty-eight (48) hours in advance of the meeting. Notice need not be given to any Director if a written waiver of notice is executed by him or her before or after the meeting, or if communications with such Director is unlawful, or if all of the Directors are present at the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purpose of the meeting.

    Section 9. QUORUM. At any meeting of the Board of Directors, a majority of the Directors then in office shall constitute a quorum. Less than a quorum may adjourn any meeting from time to time and the meeting may be held as adjourned without further notice.

    Section 10. ACTION AT MEETING. At any meeting of the Board of Directors at which a quorum is present, a majority of the Directors present may take any action on behalf of the Board of Directors, unless a larger number is required by law, by the Certificate of Incorporation or by these Bylaws.

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    Section 11.  ACTION BY CONSENT.  Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing, and the writing or writings are filed with the minutes of the Board of Directors. Such consent shall be treated as a vote of the Board of Directors for all purposes.

    Section 12. COMMITTEES. The Board of Directors may designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. The Board of Directors may designate one or more Directors as alternate members of any committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent delegated by resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority to: (i) approve or adopt, or recommend to the stockholders, any action or matter expressly required by law, by the Certificate of Incorporation or by these Bylaws to be submitted to the stockholders for approval or (ii) adopt, amend, or repeal any of these Bylaws. The Board of Directors may abolish any such committee at any time. Any committee to which the Board of Directors delegates any of its powers or duties shall keep records of its meetings and shall report its action to the Board of Directors. The Board of Directors shall have power to rescind any action of any committee, but no such rescission shall have retroactive effect.


                                  ARTICLE III

                                    OFFICERS

    Section 1. ENUMERATION. The officers of the Corporation shall consist of a Chairman of the Board, a Chief Executive Officer, a President, a Secretary, a Treasurer, and such other officers, including one or more Vice Presidents, Assistant Secretaries, and Assistant Treasurers, as the Board of Directors may determine.

    Section 2. ELECTION. At its Annual Meeting or by consent in lieu thereof, the Board of Directors shall elect the Chief Executive Officer, the President, the Secretary, and the Treasurer. Other officers may be chosen by the Board of Directors at such meeting or any other meeting.

    Section 3. QUALIFICATION. No officer need be a stockholder. No officer need be a Director. Any person may occupy more than one office of the Corporation at any time. Any officer may be required by the Board of Directors to give bond for the faithful performance of

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his or her duties in such amount and with such sureties as the Board of
Directors may determine.

    Section 4. TENURE. Except as otherwise provided by the Certificate of Incorporation or by these Bylaws, each of the officers of the Corporation shall hold his or her office for one year or until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer may resign by delivering his or her written resignation to the Corporation, and such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

    Section 5. REMOVAL. The Board of Directors may remove any officer with or without cause by a vote of a majority of the entire number of Directors then in office; PROVIDED that if an officer is to be removed for cause, he or she may only be removed after reasonable notice and an opportunity to be heard by the Board of Directors.

    Section 6. ABSENCE OR DISABILITY. In the event of the absence or disability of any officer, the Board of Directors may designate another officer to act temporarily in place of such absent or disabled officer.

    Section 7. VACANCIES. Any vacancy in any office may be filled for the unexpired portion of the term by the Board of Directors.

    Section 8. CHAIRMAN OF THE BOARD. The Chairman of the Board, if one is elected, shall preside, when present, at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board shall have such other powers and shall perform such other duties as the Board of Directors may from time to time designate.

    Section 9. CHIEF EXECUTIVE OFFICER. The Chief Executive Officer shall, subject to the direction of the Board of Directors, have general supervision and control of the Corporation's business. If there is no Chairman of the Board or if he or she is absent, the Chief Executive Officer shall preside, when present, at all meetings of stockholders and of the Board of Directors. The Chief Executive Officer shall have such other powers and perform such other duties as the Board of Directors may from time to time designate.

    Section 10. PRESIDENT. The President, if one is elected, shall have such powers and shall perform such duties as the Board of Directors may from time to time designate. Any power granted hereunder to the President may be exercised by the Chairman of the Board or the Chief Executive Officer.

    Section 11. VICE PRESIDENTS AND ASSISTANT VICE PRESIDENTS. Any Vice President (including any Executive Vice President or Senior Vice President) and any Assistant Vice President shall have such powers and shall perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

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    Section 12.  TREASURER AND ASSISTANT TREASURERS.  The Treasurer shall, subject to the direction of the Board of Directors, have general charge of the financial affairs of the Corporation and shall cause to be kept accurate books of account. He or she shall have custody of all funds, securities, and valuable documents of the Corporation, except as the Board of Directors may otherwise provide.

    Any Assistant Treasurer shall have such powers and perform such duties as the Board of Directors may from time to time designate.

    Section 13. SECRETARY AND ASSISTANT SECRETARIES. The Secretary shall record all of the proceedings of the meetings of the stockholders and the Board of Directors (including committees of the Board) in books kept for that purpose. In his or her absence from any such meeting, a temporary secretary chosen at the meeting shall record the proceedings thereof. The Secretary shall have charge of the stock ledger (which may, however, be kept by any transfer or other agent of the Corporation). He or she shall have custody of the seal of the Corporation, and he or she, or an Assistant Secretary, shall have authority to affix it to any instrument requiring it, and, when so affixed, the seal may be attested by his or her signature. He or she shall have such other duties and powers as may be designated from time to time by the Board of Directors or the President.

    Any Assistant Secretary shall have such powers and perform such duties as the Board of Directors may from time to time designate.

    The Secretary and any Assistant Secretary may certify as to resolutions or consents adopted by the Board of Directors and as to the incumbency of any officer.

    Section 14. OTHER POWERS AND DUTIES. Subject to these Bylaws and to such limitations as the Board of Directors may from time to time prescribe, the officers of the Corporation shall each have such powers and duties as generally pertain to their respective offices, as well as such powers and duties as from time to time may be conferred by the Board of Directors.


                                   ARTICLE IV

                                 CAPITAL STOCK

    Section 1. CERTIFICATES OF STOCK. Each stockholder shall be entitled to a certificate of the capital stock of the Corporation in such form as may from time to time be prescribed by the Board of Directors. Such certificate shall be signed by the President or a Vice President and by the Treasurer or the Secretary. The signatures by the officers of the Corporation may be facsimile if the certificate is manually countersigned by an authorized person on behalf of a transfer agent or registrar other than the Corporation or its employee. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has

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been placed on such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the time of its issue. Every certificate for shares of stock which are subject to any restriction on transfer and every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall contain such legend with respect thereto as is required by law.

    Section 2.  TRANSFERS.  Subject to the restrictions on transfer contained in
Article V, shares of stock may be transferred on the books of the Corporation by the surrender to the Corporation or its transfer agent of the certificate therefor properly endorsed or accompanied by a written assignment or power of attorney properly executed, with transfer stamps (if necessary) affixed, and with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require.

    Section 3. RECORD HOLDERS. Except as may otherwise be required by law, by the Certificate of Incorporation or by these Bylaws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the Corporation in accordance with the requirements of these Bylaws.

    It shall be the duty of each stockholder to notify the Corporation of his post office address.

    Section 4. RECORD DATE. In order that the Corporation may determine the stockholders entitled to receive notice of or to vote at any meeting of stockholders or any adjournments thereof, or to express consent to corporate action in writing without a meeting, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which shall not be more that sixty (60) nor less than ten (10) days before the date of such meeting, or, in the case of corporate action in writing without a meeting, more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which shall not be more than sixty (60) days prior to such other action. In each case, only stockholders of record on such record date shall be so entitled, notwithstanding any transfer of stock on the books of the Corporation after the record date.

    If no record date is fixed: (i) the record date for determining stockholders entitled to receive notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of

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business on the day next preceding the day on which the meeting is held; (ii)
the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the first day on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation at its principal office; and (iii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

    Section 5. REPLACEMENT OF CERTIFICATES. In case of the alleged loss, destruction or mutilation of a certificate of stock, a duplicate certificate may be issued in place thereof, upon such terms as the Board of Directors may prescribe, and the Corporation may require the owner of the lost, stolen, or destroyed certificate, or the owner's legal representative to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.


                                   ARTICLE V

                            RESTRICTIONS ON TRANSFER

    Section 1.  NO PLEDGES.   No stockholder shall pledge, grant a security
interest in or otherwise permit any lien to be placed upon any stock owned by such stockholder.

    Section 2. TERMINATION OF EMPLOYMENT. Upon the termination of the employment of any stockholder as an officer of the Corporation for any reason (including, but not limited to, death, disability or voluntary separation), the remaining stockholders will have an option to purchase the stock owned by such stockholder for cash within three hundred sixty (360) days after the date of such termination, PROVIDED that, if collectively the remaining stockholders exercise such option for a greater number of shares than the shares held by the terminating stockholder, the number of shares to be purchased by each such remaining stockholder shall be determined pro rata on the basis of the number of shares of stock owned by such stockholder. The option price of the stock to be purchased will be the net book value of the stock as reflected on the Corporation's regular financial statements on the date of termination or if such date is not the last day of the month, then as of the last day of the month preceding such date of termination, reduced by any distribution of cash or property (except common stock) since such date. In the event that such option is not exercised by the remaining stockholders (as a group), or is exercised for less than all of such terminating stockholder's stock of the Corporation, the Corporation shall have the right (which right shall be assignable to any person who is an officer of the Corporation) to purchase all of such terminating stockholder's stock at the option price and on the terms set forth above within ten (10) days after the earlier of (i) three hundred sixty (360) days after the date of termination of the employment of the terminating stockholder or (ii) the date on which the remaining stockholders

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give notice that they will not be exercising the option to purchase the terminating stockholder's stock or that they will be exercising such option for less than all of such stock. In the event that the Corporation does not exercise such option, the terminating stockholder may continue to hold such stock, but all other restrictions of this Article V shall continue to apply to such terminating stockholder's stock.

    Section 3. RIGHT OF FIRST REFUSAL. Except in the case of any issuance or exchange of any other stock, securities or property pursuant to any recapitalization, reorganization, merger or consolidation, neither any stockholder (whether such stockholder is an officer of the Corporation or otherwise) nor the personal representative of such stockholder's estate shall sell, assign, transfer, give, or otherwise dispose of (but excluding any pledge or encumbrance) all or any stock to any person, trust, association, partnership, firm, corporation or other legal entity, without first giving written notice to the remaining stockholders and the Corporation of (i) the number of shares of stock of which the selling stockholder proposes to dispose, (ii) the proposed transferee thereof, and (iii) the bona fide terms of the proposed transfer.
Such notice shall constitute an offer to sell or transfer to the remaining stockholders and the Corporation all, but not less than all, of the stock of which such stockholder proposes to dispose, at the price (net of any commissions or discounts that would have been deducted from the proceeds of the proposed transfer) and on the bona fide terms set forth in the notice; PROVIDED that the remaining stockholders and the Corporation shall have the right to substitute cash, capital shares of Boston Properties, Inc. or other consideration of a similar type and substantially equivalent value if the remaining stockholders and the Corporation cannot practicably pay the consideration offered in the bona fide offer (e.g., the consideration is specific land or interest in a privately-held entity). The remaining stockholders shall have sixty (60) days from the date of receipt of the notice to accept the offer. If collectively the remaining stockholders accept such offer for a greater number of shares than the shares held by the terminated stockholder, the number of shares to be purchased by each such remaining stockholder shall be determined pro rata on the basis of the number of shares of stock owned by such stockholder.

    If such offer is not accepted by the remaining stockholders (as a group), or is exercised for less than all of the stock of which the selling stockholder has proposed to dispose, then the Corporation shall have the right (which right shall be assignable to any person who is an officer of the Corporation) to accept such offer within ten (10) days after the earlier of (i) sixty (60) days after the date of receipt by the remaining stockholders of the selling stockholder's notice of proposed sale or (ii) the date on which the remaining stockholders give notice that they will not be exercising the option to purchase the selling stockholder's stock or that they will be exercising such option for less than all of such stock. In the event that the offer is not accepted by the Corporation, then the selling stockholder shall be free to dispose of all, but not less than all, of the stock of which the selling stockholder has proposed to dispose; PROVIDED, HOWEVER, that any such disposition must be consummated within thirty (30) days from the expiration of the period during which the remaining stockholders or the Corporation could have accepted such offer and such disposition must be strictly in accordance with the bona fide terms

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of the proposed disposition described in the written notice. If such disposition is not completed within the thirty (30) day period, all such stock shall again be subject to this Article V as though the offer described above had not been made.

    Any change in the price or terms of the disposition of the stock from the price and terms described in the written notice shall constitute a new offer for which the selling stockholder must give a new notice and offer with a new sixty
(60) day offering period.

    Section 4. REPURCHASE RIGHT. Following any transfer of record ownership of capital stock of the Corporation, the Corporation shall have the right (which right shall be assignable to any person who is an officer of the Corporation) to purchase any or all of such stock from the transferee thereof at any time within three hundred sixty (360) days from the date of transfer. The price per share of the stock to be purchased shall be the price per share paid by the transferee, plus interest at a rate of seven percent (7%) per annum from the date of transfer. The Corporation may waive its right to purchase such stock from the transferee in writing at any time before or after the date of transfer.

    Section 5.  BINDING EFFECT.  Any transferee of the stock subject to this
Article V shall be bound by all of the provisions of this Article V and the stock in the hands of such transferee will continue to be subject to the provisions hereof. Notwithstanding any other provision of this Article V, any transfer of the stock subject to this Article V shall be conditional on the execution and delivery to the Corporation of a written agreement of the transferee to the effect of the foregoing sentence, and the Corporation shall not be required to recognize any such transfer until it has received such agreement.

    Section 6. LEGEND. The certificates representing the stock of the Corporation shall bear a legend referring to this Article V.

    Section 7.  TERMINATION OF AGREEMENT.   The restrictions on transfer
described in this Article V shall terminate as to all of the stock, if and when the Corporation has a general public sale of shares of common stock registered under the Securities Act of 1933, as amended, whether primary or secondary.

    Section 8. OTHER ACQUISITIONS OF CAPITAL STOCK. Except pursuant to the foregoing provisions of this Article V, the Corporation may not acquire the capital stock of any stockholder (by way of a reverse stock split or otherwise) without that stockholder's written consent.

    Section 9. FURTHER ACTIONS. Each stockholder shall execute and deliver or cause to be executed and delivered to the others such further instruments and documents and shall take such other action as may be reasonably required to more effectively carry out the intent and purposes of this Article V and the transactions contemplated hereby.

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

                                   ARTICLE VI

               INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS

    Section 1.  INDEMNIFIABLE EVENTS; EXTENT OF INDEMNIFICATION.

    A. The Corporation shall indemnify, to the fullest extent permitted by the General Corporation Law of the State of Delaware (as presently in effect or as hereafter amended):

         (1) Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action or suit by or in the right of the Corporation) by reason of the fact that he or she is or was a Director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such suit, action or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

         (2) Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a Director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless, and only to the extent that, the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

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

         (3) To the extent that a Director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (1) and (2), or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

    B. The Board of Directors, in its discretion, may authorize the Corporation to indemnify:

         (1) Any person who was or is a party or is threatened to be made a party to any threatened pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

         (2) Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless, and only to the extent that, the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

    Section 2. DETERMINATION OF ENTITLEMENT. Any indemnification hereunder (unless required by law or ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 1 of this Article VI. Such determination shall be made (i) by a majority vote of Directors who are not parties to such action, suit of proceeding, even though less than a quorum, or (ii) if there are no such Directors, or if such Directors so direct, by independent legal counsel in a written opinion, or (iii) by the stockholders.

    Section 3. ADVANCE PAYMENTS. Expenses (including attorney's fees) incurred by a Director, officer, employee or agent in defending a civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, only as authorized by the Board of Directors in the specific case (including by one or more Directors who may be parties to such action, suit or proceeding), upon receipt of an undertaking by or on behalf of the Director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Corporation as authorized in this Article VI.

    Section 4. NON-EXCLUSIVE NATURE OF INDEMNIFICATION. The indemnification provided herein shall not be deemed exclusive of any other rights to which any person, whether or not entitled to be indemnified hereunder, may be entitled under any statute, bylaw, agreement, vote of stockholders or Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. Each person who is or becomes a Director or officer as aforesaid shall be deemed to have served or to have continued to serve in such capacity in reliance upon the indemnity provided for in this Article VI.

    Section 5. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of the State of Delaware (as presently in effect or hereafter amended), the Certificate of Incorporation of the Corporation or these Bylaws.

    Section 6.  NO DUPLICATE PAYMENTS.  The Corporation's indemnification under
Section 1 of this Article VI of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be reduced by any amounts such person actually receives as indemnification
(i) under any policy of insurance purchased and maintained on his behalf by the Corporation, (ii) from such other corporation, partnership, joint venture, trust or other enterprise, or (iii) under any other applicable indemnification provision.

    Section 7. AMENDMENT. This Article VI may be amended only so as to have a prospective effect. Any amendment to this Article VI which would result in any person having a more limited entitlement to indemnification may be approved only by the stockholders.


                                  ARTICLE VII

                       TRANSACTIONS WITH RELATED PARTIES

    Section 1. TRANSACTION NOT VOID. No contract or transaction between the Corporation and one or more of its Directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its Directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the Director or officer is present at or participates in the meeting of the Board of Directors or committee thereof, which authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose, if:

         (1) The material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors, or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum; or

         (2) The material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

         (3) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders.

    Section 2. QUORUM. Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

    Section 3. LIMITATION. Nothing herein contained shall protect or purport to protect any Director or officer of the Corporation against any liability to the Corporation or its security holders to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.


                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

    Section 1. FISCAL YEAR. The fiscal year of the Corporation shall end on December 31 of each year.

    Section 2. SEAL. The Board of Directors shall have power to adopt and alter the seal of the Corporation.

    Section 3. EXECUTION OF INSTRUMENTS. All deeds, leases, transfers, contracts, bonds, notes and other obligations to be entered into by the Corporation in the ordinary course of its business without Director action may be executed on behalf of the Corporation by the Chief Executive Officer, the President or the Treasurer, or as the Board of Directors may generally or in particular cases otherwise determine.

    Section 4. VOTING OF SECURITIES. Unless the Board of Directors otherwise provides, the Chief Executive Officer, the President or the Treasurer may waive notice of and act on behalf of the Corporation, or appoint another person or persons to act as proxy or attorney in fact for the Corporation with or without discretionary power and/or power of substitution, at any meeting of stockholders of any other corporation or organization, any of whose securities are held by the Corporation.

    Section 5. RESIDENT AGENT. The Board of Directors may appoint a resident agent upon whom legal process may be served in any action or proceeding against the Corporation.

    Section 6. CORPORATE RECORDS. The original or attested copies of the Certificate of Incorporation, Bylaws and records of all meetings of the incorporator, stockholders and the Board of Directors and the stock and transfer records, which shall contain the names of all stockholders, their record addresses and the amount of stock held by each, shall be kept at the principal office of the Corporation, at the office of its counsel, or at an office of its transfer agent.

    Section 7. CERTIFICATE OF INCORPORATION. All references in these Bylaws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the Corporation, as amended and in effect from time to time.

    Section 8. AMENDMENTS. These Bylaws may be altered, amended or repealed by the vote of holders of a majority of the shares entitled to vote thereon at any regular or special meeting thereof; or by the vote of a majority of the Board of Directors at any regular or special meeting thereof, without any action on the part of the stockholders, unless otherwise provided herein; PROVIDED that (i) the Board of Directors may not amend or repeal Article V, Article VI or this Section 8 of Article VIII, nor may it amend or repeal any other provision of these Bylaws to the extent such amendment or repeal requires action by the stockholders, (ii) Article V may only be amended or repealed by unanimous vote of the holders of Class A Common Stock of the Corporation, and (iii) any amendment or repeal of these Bylaws by the Board of Directors and any provision to these Bylaws adopted by the Board of Directors may be amended or repealed by the stockholders.